FOR IMMEDIATE RELEASE

HENRY SCHEIN REPORTS SECOND QUARTER 2020 FINANCIAL RESULTS

•      Q2 GAAP loss per diluted share from continuing operations of $0.08 versus prior-year GAAP diluted EPS from continuing operations of $0.78

•      Q2 non-GAAP diluted EPS from continuing operations of $0.00 versus prior-year non-GAAP diluted EPS from continuing operations of $0.84

•      Company maintains a strong balance sheet with access to significant liquidity

MELVILLE, N.Y., August 4, 2020 – Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported second quarter 2020 financial results from continuing operations. Results from continuing operations exclude contributions from Henry Schein’s former Animal Health business, which was spun off in February 2019 to form a new publicly traded company, Covetrus (Nasdaq: CVET).

Net sales for the quarter ended June 27, 2020, were $1.7 billion, a decrease of 31.2% compared with the second quarter of 2019 due to the impact of COVID-19. In local currencies, internally generated sales decreased 30.5%. Acquisition growth was immaterial (See Exhibit A for details of sales growth and a reconciliation of this non-GAAP measure to GAAP sales).

GAAP net loss attributable to Henry Schein, Inc. from continuing operations for the second quarter of 2020 was $11.4 million, or a loss of $0.08 per diluted share, compared with prior-year net income from continuing operations of $116.8 million, or $0.78 per diluted share. Non-GAAP net income from continuing operations for the second quarter of 2020 was $0.6 million, or $0.00 per diluted share, compared with prior-year non-GAAP net income from continuing operations of $125.7 million, or $0.84 per diluted share. Non-GAAP results for the second quarter of 2020 and 2019 exclude certain items noted in Exhibit B, which provides a reconciliation of GAAP net income/loss from continuing operations and diluted EPS from continuing operations to non-GAAP net income and diluted EPS from continuing operations.

"Team Schein rose to the significant challenges caused by the global COVID-19 pandemic. These efforts are clear attributes of our corporate culture, which is rooted in care and respect for one another, as well as a commitment to our customers, suppliers, investors, and corporate social responsibility," said Stanley M. Bergman, Chairman of the Board and Chief Executive Officer of Henry Schein. "While results for the second quarter are reflective of the current challenging environment, we remain confident in our strategy. Throughout this pandemic, we have focused our dental and medical practice recovery programs to assist our customers with solutions ranging from management of temporary office closures to

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practice safety, new protocol implementation, patient communications, and financial assistance, among many other solutions to help restore practices.

“Regarding our second quarter financial results, COVID-19 significantly impacted our worldwide results, particularly in our Dental business, yet sales improved relative to our original expectations across all our business groups as we progressed through the quarter. This was directly related to a resumption of operations for both our dental and medical customers, which occurred faster than we had anticipated, first in our international markets and then in North America,” said Mr. Bergman. “We remain cautiously optimistic about the immediate future while closely monitoring global diagnosed COVID-19 cases and the potential impact on customer activity, and focusing on cash management. Our enthusiasm for both our near- and long-term business prospects remains unchanged.”

Dental sales for the second quarter of 2020 of $941.3 million decreased 41.2% versus the prior year. In local currencies, internally generated sales decreased 40.1%. Acquisition growth was immaterial. The 40.1% internal decline in local currencies included a decrease of 46.9% in North America and a decrease of 29.5% internationally.

In North America, dental consumable merchandise internal sales in local currencies declined 47.5% and dental equipment internal sales in local currencies declined 44.9%. Internationally, dental consumable merchandise internal sales in local currencies declined 29.2% and dental equipment internal sales in local currencies declined 30.5%.

“We saw positive trends in sales later in the quarter as practices reopened and patients returned for oral care, leading to dental sales in the second quarter that were ahead of our original expectations,” noted Mr. Bergman.

Medical sales for the second quarter of 2020 of $617.8 million decreased 11.4% compared to the same period last year. There was no acquisition growth in the quarter.

“Our second quarter medical sales were fairly resilient, due to strong demand for personal protective equipment (PPE),” remarked Mr. Bergman. “A portion of physician offices in North America remained open throughout the quarter, and sales of consumable merchandise experienced less of a decline than we anticipated. Henry Schein has also worked to make available a variety of COVID-19 point-of-care diagnostic tests and related solutions to our medical customers in response to the pandemic.”

Technology and Value-Added Services sales from continuing operations of $105.2 million decreased 15.9% versus the prior year. In local currencies, internally generated sales decreased 17.0%. Acquisition growth was immaterial.

“Henry Schein One dental software sales began to improve as we progressed through the second quarter, in line with the resumption of dental practice operations. In particular, the monthly trend for transactional software revenues improved as more patients visited dental offices worldwide. The ability for dentists to communicate with patients, providing information on practice reopening plans and safety measures, has been a critical solution for our customers in response to COVID-19,” said Mr. Bergman. “Dental practices have relied on Henry Schein for practice management, patient engagement, and demand creation software solutions, as well as financial services programs as they navigated office closures, staff furloughs, and a resumption of procedure bookings.”

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Year-to-Date Financial Results

Net sales from continuing operations for the first half of 2020 were $4.1 billion, a decrease of 14.5% compared with the first half of 2019. In local currencies, internally generated sales decreased 14.5%.

GAAP net income attributable to Henry Schein, Inc. from continuing operations for the first half of 2020 was $119.2 million, or $0.84 per diluted share, compared with GAAP net income from continuing operations for the first half of 2019 of $235.2 million, or $1.56 per diluted share. Non-GAAP net income from continuing operations for the first half of 2020 was $134.7 million, or $0.94 per diluted share, compared with non-GAAP net income from continuing operations for the first half of 2019 of $246.3 million, or $1.64 per diluted share. Non-GAAP results for the first half of 2020 and 2019 exclude certain items noted in Exhibit B, which provides a reconciliation of GAAP net income from continuing operations and diluted EPS from continuing operations to non-GAAP net income and diluted EPS from continuing operations.

Financial Guidance

Due to the continued uncertainty surrounding the COVID-19 pandemic and its impact to business operations, Henry Schein is not providing 2020 financial guidance at this time.

Second Quarter 2020 Conference Call Webcast

The Company will hold a conference call to discuss second quarter 2020 financial results today, beginning at 10:00 a.m. Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting www.henryschein.com/IRwebcasts. In addition, a replay will be available beginning shortly after the call has ended.

About Henry Schein, Inc.

Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of people and technology. With approximately 19,000 Team Schein Members worldwide, the Company's network of trusted advisors provides more than 1 million customers globally with more than 300 valued solutions that improve operational success and clinical outcomes. Our Business, Clinical, Technology, and Supply Chain solutions help office-based dental  and medical  practitioners work more efficiently so they can provide quality care more effectively. These solutions also support dental laboratories, government and institutional health care clinics, as well as other alternate care sites.

Henry Schein operates through a centralized and automated distribution network, with a selection of more than 120,000 branded products and Henry Schein private-brand products in stock, as well as more than 180,000 additional products available as special-order items.

A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville, N.Y., and has operations or affiliates in 31 countries. The Company's sales from continuing operations reached $10.0 billion in 2019, and have grown at a compound annual rate of approximately 13 percent since Henry Schein became a public company in 1995.

For more information, visit Henry Schein at www.henryschein.com, Facebook.com/HenrySchein,  and @HenrySchein on Twitter.

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Cautionary Note Regarding Forward-Looking Statements and Use of Non-GAAP Financial Information

In accordance with the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein.  All forward-looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  These statements include EPS guidance and are generally identified by the use of such terms as "may," "could," "expect," "intend," "believe," "plan," "estimate," "forecast," "project," "anticipate," “to be,” “to make” or other comparable terms. Forward looking statements include the overall impact of the Novel Coronavirus Disease 2019 (COVID-19) on the Company, its results of operations, liquidity, and financial condition (including any estimates of the percentage impact on these items), the efficacy and impact of the Company’s cost reduction initiatives, the rate at which dental and other practices resume normal operations in the United States and internationally and whether one or more resurgences of the virus will adversely impact the resumption of normal operations. Forward looking statements also include the Company’s ability to make additional testing available, the nature of those tests and the number of tests intended to be made available and the timing for availability, the nature of the target market, as well as the efficacy or relative efficacy of the test results given that the test efficacy has not been, or will not have been, independently verified under normal FDA procedures. A full discussion of our operations and financial condition, status of litigation matters, including factors that may affect our business and future prospects, is contained in documents we have filed with the United States Securities and Exchange Commission, or SEC, and will be contained in all subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from current expectations.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but are not limited to: effects of a highly competitive and consolidating market; increased competition by third party online commerce sites; our dependence on third parties for the manufacture and supply of our products; our dependence upon sales personnel, customers, suppliers and manufacturers; our dependence on our senior management; fluctuations in quarterly earnings; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for our products or other service issues with our third-party shippers; general global macro-economic conditions; risks associated with currency fluctuations; risks associated with political and economic uncertainty; disruptions in financial markets; volatility of the market price of our common stock; changes in the health care industry; implementation of health care laws; failure to comply with regulatory requirements and data privacy laws; risks associated with our global operations; risks associated with COVID-19, as well as other disease outbreaks, epidemics, pandemics, or similar wide spread public health concerns and other natural disasters; risks associated with the United Kingdom’s withdrawal from the European Union; transitional challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve anticipated synergies/benefits; financial and tax risks associated with acquisitions, dispositions and joint ventures; litigation risks; new or unanticipated litigation developments and the status of litigation matters; the dependence on our continued product development, technical support and successful marketing in the technology segment; our dependence on third parties for certain technologically advanced components; risks from disruption to our information systems; cyberattacks or other privacy or data security breaches; certain provisions in our governing documents that may discourage third-party acquisitions of us; and changes in tax legislation. The order in which these factors appear should not be construed to indicate their relative importance or priority.

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict. Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results. We undertake no duty and have no obligation to update forward-looking statements.

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Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated Statements of Income prepared under generally accepted accounting principles (GAAP).  These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude certain items.  In the schedules attached to this press release, the non-GAAP measures have been reconciled to and should be considered together with the Consolidated Statements of Income.  Management believes that non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance and allow for greater transparency with respect to key metrics used by management in operating our business. These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.

CONTACTS:    Investors

Steven Paladino

Executive Vice President and Chief Financial Officer

steven.paladino@henryschein.com

(631) 843-5500

Carolynne Borders

Vice President, Investor Relations

carolynne.borders@henryschein.com

(631) 390-8105

Media

Ann Marie Gothard

Vice President, Corporate Media Relations

annmarie.gothard@henryschein.com

(631) 390-8169

(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 27,	June 29,	June 27,	June 29,
	2020	2019	2020	2019

Net sales	$1,684,399	$2,447,827	$4,113,270	$4,808,095
Cost of sales	1,230,105	1,680,396	2,912,937	3,288,974
Gross profit	454,294	767,431	1,200,333	1,519,121
Operating expenses:
Selling, general and administrative	445,793	593,218	1,013,180	1,167,826
Restructuring costs	15,934	11,925	20,721	16,566
Operating income (loss)	(7,433)	162,288	166,432	334,729
Other income (expense):
Interest income	1,997	3,654	5,187	8,425
Interest expense	(10,486)	(12,785)	(18,298)	(29,086)
Other, net	(291)	(1,416)	(511)	(1,835)
Income (loss) from continuing operations before taxes,
equity in earnings of affiliates and noncontrolling interests	(16,213)	151,741	152,810	312,233
Income tax benefit (expense)	950	(35,880)	(36,960)	(75,362)
Equity in earnings of affiliates	1,411	5,556	4,145	8,186
Net income (loss) from continuing operations	(13,852)	121,417	119,995	245,057
Income (loss) from discontinued operations, net of tax	585	(2,221)	303	(11,217)
Net income (loss)	(13,267)	119,196	120,298	233,840
Less: Net (income) loss attributable to noncontrolling interests	2,470	(4,664)	(834)	(9,891)
Plus: Net loss attributable to noncontrolling interests
from discontinued operations	-	-	-	366
Net income (loss) attributable to Henry Schein, Inc.	$(10,797)	$114,532	$119,464	$224,315
Amounts attributable to Henry Schein Inc.:
Continuing operations	$(11,382)	$116,753	$119,161	$235,166
Discontinued operations	585	(2,221)	303	(10,851)
Net income (loss) attributable to Henry Schein, Inc.	$(10,797)	$114,532	$119,464	$224,315

Earnings (loss) per share from continuing operations attributable to Henry Schein, Inc.:

Basic	$(0.08)	$0.79	$0.84	$1.58
Diluted	$(0.08)	$0.78	$0.84	$1.56

Loss per share from discontinued operations attributable to Henry Schein, Inc.:

Basic	$-	$(0.01)	$-	$(0.07)
Diluted	$-	$(0.01)	$-	$(0.07)

Earnings (loss) per share attributable to Henry Schein, Inc.:

Basic	$(0.08)	$0.77	$0.84	$1.50
Diluted	$(0.08)	$0.77	$0.84	$1.49

Weighted-average common shares outstanding:
Basic	142,350	148,148	142,654	149,310
Diluted	142,350	149,423	142,654	150,560

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HENRY SCHEIN, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

	June 27,	December 28,
	2020	2019
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$296,110	$106,097
Accounts receivable, net of reserves of $80,825 and $60,002	1,101,201	1,246,246
Inventories, net	1,406,719	1,428,799
Prepaid expenses and other	605,176	445,360
Total current assets	3,409,206	3,226,502
Property and equipment, net	335,898	329,645
Operating lease right-of-use assets, net	211,473	231,662
Goodwill	2,471,108	2,462,495
Other intangibles, net	527,875	572,878
Investments and other	362,565	327,919
Total assets	$7,318,125	$7,151,101

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$734,957	$880,266
Bank credit lines	503,178	23,975
Current maturities of long-term debt	109,587	109,849
Operating lease liabilities	61,710	65,349
Accrued expenses:
Payroll and related	212,178	265,206
Taxes	210,439	165,171
Other	475,192	528,553
Total current liabilities	2,307,241	2,038,369
Long-term debt	515,802	622,908
Deferred income taxes	56,925	64,989
Operating lease liabilities	163,342	176,267
Other liabilities	374,045	331,173
Total liabilities	3,417,355	3,233,706

Redeemable noncontrolling interests	279,225	287,258
Commitments and contingencies

Stockholders' equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized,
none outstanding	-	-
Common stock, $.01 par value, 480,000,000 shares authorized,
142,438,127 outstanding on June 27, 2020 and
143,353,459 outstanding on December 28, 2019	1,424	1,434
Additional paid-in capital	16,475	47,768
Retained earnings	3,172,439	3,116,215
Accumulated other comprehensive loss	(199,251)	(167,373)
Total Henry Schein, Inc. stockholders' equity	2,991,087	2,998,044
Noncontrolling interests	630,458	632,093
Total stockholders' equity	3,621,545	3,630,137
Total liabilities, redeemable noncontrolling interests and stockholders' equity	$7,318,125	$7,151,101

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HENRY SCHEIN, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 27,	June 29,	June 27,	June 29,
	2020	2019	2020	2019

Cash flows from operating activities:
Net income (loss)	$(13,267)	$119,196	$120,298	$233,840
Income (loss) from discontinued operations	585	(2,221)	303	(11,217)
Income (loss) from continuing operations	(13,852)	121,417	119,995	245,057
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Depreciation and amortization	47,112	49,055	96,095	89,355
Stock-based compensation (credit) expense	5,156	12,662	(12,358)	19,772
Provision for losses on trade and other accounts receivable	14,215	2,192	28,758	3,976
Provision for (benefit from) deferred income taxes	(35,516)	(5,648)	(32,871)	2,284
Equity in earnings of affiliates	(1,411)	(5,556)	(4,145)	(8,186)
Distributions from equity affiliates	1,807	9,056	4,220	61,357
Changes in unrecognized tax benefits	2,955	1,221	1,380	4,435
Other	14,151	(2,284)	227	(1,045)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	100,955	(5,872)	99,672	(17,452)
Inventories	(59,338)	8,922	13,700	86,803
Other current assets	(166,614)	(44,316)	(176,616)	(62,098)
Accounts payable and accrued expenses	(1,220)	24,603	(138,900)	(125,472)
Net cash provided by (used in) operating activities from continuing operations	(91,600)	165,452	(843)	298,786
Net cash provided by (used in) operating activities from discontinued operations	855	(2,221)	573	(169,294)
Net cash provided by (used in) operating activities	(90,745)	163,231	(270)	129,492
Cash flows from investing activities:
Purchases of fixed assets	(7,580)	(14,790)	(30,588)	(30,708)
Payments related to equity investments and business
acquisitions, net of cash acquired	222	(18,468)	(37,725)	(622,441)
Proceeds from sale of equity investment	-	-	-	10,500
Proceeds from (repayments to) loan to affiliate	(2,866)	(72)	(1,729)	15,868
Other	(5,812)	(5,686)	(11,599)	(8,762)
Net cash used in investing activities from continuing operations	(16,036)	(39,016)	(81,641)	(635,543)
Net cash used in investing activities from discontinued operations	-	-	-	(2,064)
Net cash used in investing activities	(16,036)	(39,016)	(81,641)	(637,607)
Cash flows from financing activities:
Net change in bank borrowings	121,063	(56,895)	479,702	(709,012)
Proceeds from issuance of long-term debt	251,421	-	501,421	741
Principal payments for long-term debt	(601,102)	(1,662)	(609,580)	(9,038)
Debt issuance costs	(3,597)	(391)	(3,655)	(391)
Proceeds from issuance of stock upon exercise of stock options	-	-	-	34
Payments for repurchases of common stock	-	(76,782)	(73,789)	(226,782)
Payments for taxes related to shares withheld for employee taxes	(558)	(856)	(13,713)	(10,527)
Distribution received related to Animal Health Spin-off	-	-	-	1,120,000
Proceeds related to Animal Health Share Sale	-	-	-	361,090
Proceeds from (distributions to) noncontrolling shareholders	198	(2,807)	(3,466)	49,398
Acquisitions of noncontrolling interests in subsidiaries	(9)	3,787	(14,934)	(2,270)
Proceeds from (payments to) Henry Schein Animal Health Business	3,026	11,816	64	(212,957)
Net cash provided by (used in) financing activities from continuing operations	(229,558)	(123,790)	262,050	360,286
Net cash provided by (used in) financing activities from discontinued operations	(855)	2,221	(573)	150,274
Net cash provided by (used in) financing activities	(230,413)	(121,569)	261,477	510,560

Effect of exchange rate changes on cash and cash equivalents from
continuing operations	15,936	(5,837)	10,447	4,510
Effect of exchange rate changes on cash and cash equivalents from
discontinued operations	-	-	-	(2,240)
Net change in cash and cash equivalents from continuing operations	(321,258)	(3,191)	190,013	28,039
Net change in cash and cash equivalents from discontinued operations	-	-	-	(23,324)
Cash and cash equivalents, beginning of period	617,368	88,115	106,097	56,885
Cash and cash equivalents, end of period	$296,110	$84,924	$296,110	$84,924

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Exhibit A - QTD Sales

Henry Schein, Inc.
2020 Second Quarter
Sales Summary
(in thousands)
(unaudited)

Q2 2020 over Q2 2019

Global	Q2 2020	Q2 2019	Total Sales Growth	Foreign Exchange Growth	Local Currency Growth	Acquisition Growth	Local Internal Growth

Dental	$941,292	$1,601,350	-41.2%	-1.2%	-40.0%	0.1%	-40.1%

Medical	617,810	697,558	-11.4%	0.0%	-11.4%	0.0%	-11.4%

Total Health Care Distribution	1,559,102	2,298,908	-32.2%	-0.9%	-31.3%	0.1%	-31.4%

Technology and value-added services	105,227	125,051	-15.9%	-0.5%	-15.4%	1.6%	-17.0%

Total excluding Corporate TSA Revenue	1,664,329	2,423,959	-31.3%	-0.8%	-30.5%	0.1%	-30.6%

Corporate TSA revenues (1)	20,070	23,868	-15.9%	0.0%	-15.9%	0.0%	-15.9%
Total Global	$1,684,399	$2,447,827	-31.2%	-0.9%	-30.3%	0.2%	-30.5%
North America	Q2 2020	Q2 2019	Total Sales Growth	Foreign Exchange Growth	Local Currency Growth	Acquisition Growth	Local Internal Growth

Dental	$515,946	$975,371	-47.1%	-0.1%	-47.0%	-0.1%	-46.9%

Medical	596,588	678,358	-12.1%	0.0%	-12.1%	0.0%	-12.1%

Total Health Care Distribution	1,112,534	1,653,729	-32.7%	-0.1%	-32.6%	0.0%	-32.6%

Technology and value-added services	92,927	108,505	-14.4%	-0.1%	-14.3%	0.8%	-15.1%

Total excluding Corporate TSA Revenue	1,205,461	1,762,234	-31.6%	-0.1%	-31.5%	0.0%	-31.5%

Corporate TSA revenues (1)	-	1,760	n/a	n/a	n/a	n/a	n/a

Total North America	$1,205,461	$1,763,994	-31.7%	-0.1%	-31.6%	0.0%	-31.6%

International	Q2 2020	Q2 2019	Total Sales Growth	Foreign Exchange Growth	Local Currency Growth	Acquisition Growth	Local Internal Growth

Dental	$425,346	$625,979	-32.1%	-3.1%	-29.0%	0.5%	-29.5%

Medical	21,222	19,200	10.5%	-2.8%	13.3%	0.0%	13.3%

Total Health Care Distribution	446,568	645,179	-30.8%	-3.0%	-27.8%	0.4%	-28.2%

Technology and value-added services	12,300	16,546	-25.7%	-2.8%	-22.9%	6.9%	-29.8%

Total excluding Corporate TSA Revenue	458,868	661,725	-30.7%	-3.0%	-27.7%	0.5%	-28.2%

Corporate TSA revenues (1)	20,070	22,108	-9.2%	0.0%	-9.2%	0.0%	-9.2%
Total International	$478,938	$683,833	-30.0%	-2.9%	-27.1%	0.5%	-27.6%

(1) Corporate TSA revenues represents sales of certain products to Covetrus under the transition services agreement entered into in connection with the Animal Health spin-off, which we expect to continue through October 2020.

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit A - YTD Sales

Henry Schein, Inc.
2020 Second Quarter Year-to-Date
Sales Summary
(in thousands)
(unaudited)

Q2 2020 Year-to Date over Q2 2019 Year-to-Date

Global	Q2 2020	Q2 2019	Total Sales Growth	Foreign Exchange Growth	Local Currency Growth	Acquisition Growth	Local Internal Growth

Dental	$2,416,368	$3,147,730	-23.2%	-1.4%	-21.8%	0.4%	-22.2%

Medical	1,418,498	1,381,218	2.7%	-0.1%	2.8%	1.9%	0.9%

Total Health Care Distribution	3,834,866	4,528,948	-15.3%	-1.0%	-14.3%	0.8%	-15.1%

Technology and value-added services	237,192	240,649	-1.4%	-0.4%	-1.0%	4.8%	-5.8%

Total excluding Corporate TSA Revenue	4,072,058	4,769,597	-14.6%	-1.0%	-13.6%	1.1%	-14.7%

Corporate TSA revenues (1)	41,212	38,498	7.0%	0.0%	7.0%	0.0%	7.0%
Total Global	$4,113,270	$4,808,095	-14.5%	-1.0%	-13.5%	1.0%	-14.5%

North America	Q2 2020	Q2 2019	Total Sales Growth	Foreign Exchange Growth	Local Currency Growth	Acquisition Growth	Local Internal Growth

Dental	$1,404,318	$1,898,877	-26.0%	0.0%	-26.0%	0.0%	-26.0%

Medical	1,374,616	1,340,653	2.5%	0.0%	2.5%	1.9%	0.6%

Total Health Care Distribution	2,778,934	3,239,530	-14.2%	0.0%	-14.2%	0.8%	-15.0%

Technology and value-added services	206,425	207,510	-0.5%	0.0%	-0.5%	4.4%	-4.9%

Total excluding Corporate TSA Revenue	2,985,359	3,447,040	-13.4%	0.0%	-13.4%	1.0%	-14.4%

Corporate TSA revenues (1)	-	3,021	n/a	n/a	n/a	n/a	n/a
Total North America	$2,985,359	$3,450,061	-13.5%	-0.1%	-13.4%	1.0%	-14.4%

International	Q2 2020	Q2 2019	Total Sales Growth	Foreign Exchange Growth	Local Currency Growth	Acquisition Growth	Local Internal Growth

Dental	$1,012,050	$1,248,853	-19.0%	-3.5%	-15.5%	1.0%	-16.5%

Medical	43,882	40,565	8.2%	-2.8%	11.0%	0.0%	11.0%

Total Health Care Distribution	1,055,932	1,289,418	-18.1%	-3.5%	-14.6%	1.0%	-15.6%

Technology and value-added services	30,767	33,139	-7.2%	-2.7%	-4.5%	7.0%	-11.5%

Total excluding Corporate TSA Revenue	1,086,699	1,322,557	-17.8%	-3.4%	-14.4%	1.1%	-15.5%

Corporate TSA revenues (1)	41,212	35,477	16.2%	0.0%	16.2%	0.0%	16.2%
Total International	$1,127,911	$1,358,034	-16.9%	-3.3%	-13.6%	1.1%	-14.7%

(1) Corporate TSA revenues represents sales of certain products to Covetrus under the transition services agreement entered into in connection with the Animal Health spin-off, which we expect to continue through October 2020.

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

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Exhibit B

Henry Schein, Inc.
2020 Second Quarter and Year-to-Date
Reconciliation of reported GAAP net income (loss) from continuing operations and diluted EPS from continuing operations attributable to Henry Schein, Inc.
to non-GAAP net income from continuing operations and
diluted EPS from continuing operations attributable to Henry Schein, Inc.
(in thousands, except per share data)
(unaudited)
	Second Quarter			Year-to-Date
			%			%
	2020	2019	Growth	2020	2019	Growth
Net income (loss) from continuing operations attributable to Henry Schein, Inc.	$(11,382)	$116,753	(109.7)%	$119,161	$235,166	(49.3)%
Diluted EPS from continuing operations attributable to Henry Schein, Inc.	$(0.08)	$0.78	(110.3)%	$0.84	$1.56	(46.2)%

Non-GAAP Adjustments
Restructuring costs - Pre-tax (1)	$15,934	$11,925		$20,721	$16,566
Income tax benefit for restructuring costs (1)	(3,983)	(2,982)		(5,180)	(4,142)
Tax credit related to Animal Health spin-off (2)	-	-		-	(1,333)
Total non-GAAP adjustments to Net Income from continuing operations	$11,951	$8,943		$15,541	$11,091

Non-GAAP adjustments to diluted EPS from continuing operations	0.08	0.06		0.11	0.07

Non-GAAP Net income from continuing operations attributable to Henry Schein, Inc.	$569	$125,696	(99.5)%	$134,702	$246,257	(45.3)%
Non-GAAP diluted EPS from continuing operations attributable to Henry Schein, Inc.	$0.00	$0.84	(100.0)%	$0.94	$1.64	(42.7)%

Management believes that non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance and allow for greater transparency with respect to key metrics used by management in operating our business. These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.  Earnings per share numbers may not sum due to rounding.

(1)  Represents Q2 2020 restructuring costs of $15,934, net of $3,983 tax benefit, resulting in an after-tax effect of $11,951, and YTD 2020 restructuring costs of 20,721, net of $5,180 tax benefit, resulting in an after-tax effect of $15,541.  Represents Q2 2019 restructuring costs of $11,925, net of $2,982 tax benefit, resulting in an after-tax effect of $8,943, and YTD 2019 restructuring costs of 16,566, net of $4,142 tax benefit, resulting in an after-tax effect of $12,424.

(2)  Represents a change in estimate of $1,333 to income tax expense related to a one-time tax expense recorded in Q4 2018 as a result of a reorganization of legal entities completed in preparation for the Animal Health spin-off, which was completed on February 7th, 2019.

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